UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2011
MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11625 (Commission File Number)	04-2793022 (IRS Employer Identification No.)
30 Ossipee Road
Newton, MA 02464
(Address of principal executive offices)
Registrant’s telephone number, including area code: (617) 969-5452
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 8.01 OTHER EVENTS
     As previously announced, on January 10, 2011, Microfluidics International Corporation (“Microfluidics” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IDEX Corporation, a Delaware corporation (“IDEX”), and Nano Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of IDEX (“Purchaser”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, IDEX, through Purchaser, commenced a cash tender offer (the “Offer”) on January 25, 2011, to acquire all of Microfluidics’ outstanding shares of common stock, par value $0.01 per share (the “Shares”), at a purchase price of $1.35 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 25, 2011, and in the related Letter of Transmittal, each as amended or supplemented from time to time.
     As previously reported on February 25, 2011, the Offer expired as scheduled at 12:00 midnight, New York City time, on Thursday, February 24, 2011, and a subsequent offering period was commenced on February 25, 2011. The subsequent offering period was scheduled to expire at 5:00 p.m., New York City time, on Thursday, March 3, 2011. According to Registrar and Transfer Company, the depositary for the Offer, as of such time, a total of 7,410,530 Shares had been validly tendered and not properly withdrawn during the initial offering period and the subsequent offering period, representing approximately 71.05% of the Shares outstanding. Pursuant to the terms of the Offer, as of March 4, 2011, Purchaser has accepted for payment all Shares validly tendered and not validly withdrawn during the initial offering period and all Shares validly tendered during the subsequent offering period, and the consideration for all such Shares either has been paid or promptly will be paid.
     On March 4, 2011, IDEX announced that it has extended the subsequent offering period of the Offer through 5:00 p.m., New York City time, on Thursday, March 10, 2011. All Shares properly tendered during the subsequent offering period (as extended) will be accepted and stockholders who tender their Shares during the subsequent offering period (as extended) will receive the same Offer Price paid to tendering stockholders who tendered their Shares pursuant to the Offer. The procedures for tendering Shares during the subsequent offering period (as extended) are the same as those described for the Offer, except that (i) the guaranteed delivery procedures may not be used during the subsequent offering period (as extended) and (ii) Shares tendered during the subsequent offering period (as extended) may not be withdrawn.
     A copy of the press release issued by IDEX announcing the extension of the subsequent offering period is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by IDEX, dated March 4, 2011 (incorporated herein by reference to Exhibit (a)(1)(N) to Amendment No. 4 to the Schedule TO of IDEX and Purchaser filed with the SEC on March 4, 2011).

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION (Registrant)
March 4, 2011	By:	/s/ Peter Byczko
Peter Byczko
Vice President and Finance, Chief Accounting Officer

3

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by IDEX, dated March 4, 2011 (incorporated herein by reference to Exhibit (a)(1)(N) to Amendment No. 4 to the Schedule TO of IDEX and Purchaser filed with the SEC on March 4, 2011).

4